Exhibit 10.3
                                                       Debt Conversion Agreement

                            DEBT CONVERSION AGREEMENT

      This Debt Conversion Agreement (the "Agreement") dated as of October 31, 2005 is entered into by and between MANU FORTI GROUP INC., a Nevada Company having an address at 7770 Regents Road, Suite 113-401, San Diego, CA 92122 (the "Company") and the persons executing this Agreement on the signature page hereto and having the address set forth thereon (each a "Creditor," and collectively the "Creditors").

                                   BACKGROUND

      Each of the Creditors has made a loan to the Company in an amount as set forth opposite such Creditor's name on Schedule A to this Agreement (each a "Loan," and collectively the "Loans"). In connection with the transactions contemplated by a share exchange agreement ("Share Exchange Agreement"), dated as of November 15, 2005, among the Company and the shareholders of Upsnap, Inc., the Parties have agreed that the Company will repay the Loans by issuing to the Creditors shares of the Company common stock.

      Now, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto hereby agree as follows:

      1. Issuance of the Shares. As soon as practicable after the date hereof, the Company shall issue shares of the Company's common stock to the Creditors at a rate of Fifty (USD $0.50) Cents per share, or Two shares of the Company's common stock for every One (USD$1.00) dollar (the "Shares") in consideration of the Creditors' releases of the Company's obligation to repay the Loans and in consideration of the release set forth in Section 2 hereof. Each of the Creditors hereby acknowledges that the Shares shall constitute restricted stock and will contain the standard legend that refers to the transfer restrictions of the Securities Act of 1933, as amended.

      2. Release. In consideration of the issuance of the Shares as specified in
Section 1 hereof and for such other good and valuable consideration, the Creditors shall release and forever discharge the Company, its subsidiaries and affiliates (collectively, the "Releasees") from the Releasees' obligation (the "Obligation") to repay Loans and any other amounts owned by the Company to the Creditors as of the date hereof and the Creditors shall not bring or pursue any judicial, quasi-judicial or administrative action against any of the Releasees for any reason whatsoever arising out of or otherwise relating to the Obligation. Each of the Creditors hereby acknowledges and agrees that he has not already filed or otherwise commenced any such action. All of rights and obligations of the Creditors relating to the Obligation will be governed solely by this Agreement.

      3. Miscellaneous. The parties hereto, without the need for any additional consideration, agree to execute such other and further instruments, documents and agreements and to perform such other acts as may be reasonably required to effectuate the purposes of this Agreement. This Agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and may not be amended, modified or supplemented except by a written instrument signed by all of the parties hereto. This Agreement shall be governed by and construed according to the laws of the State of New York without regard to the conflicts of law principles thereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which, when taken together, shall constitute one instrument. Facsimile execution and delivery of this letter agreement is legal, valid and binding execution and delivery for all purposes.

                            [Signature Page Follows]


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      IN WITNESS WHEREOF,  the parties hereto have executed this Agreement as of the day and year first written above.

                                          MANU FORTI GROUP INC.

                                          By:
                                             ------------------------------
                                             Name: Todd M Pitcher
                                             Title: Chief Executive Officer


                                          ---------------------------------
                                          Jason Sundar

                                          Address:

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                                          ---------------------------------
                                          Yvonne New

                                          Address:

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                                          518464 B.C. LTD.

                                          By:
                                             ------------------------------
                                             Name:
                                             Title:

                                          Address:

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                                          ART MAPP COMMUNICATIONS, INC.

                                          By:
                                             ------------------------------
                                             Name:
                                             Title:

                                          Address:

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                                   SCHEDULE A

      ART MAPP COMMUNICATIONS, INC    $27,769
      518464 B.C. LTD                 $30,698
      Jason Sundar                    $59,567
      Yvonne New                      $27,229


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